UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 9, 2013 (August 6, 2013)

QUALITY DISTRIBUTION, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24180	59-3239073
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4041 Park Oaks Boulevard, Suite 200

Tampa, Florida 33610

(Address of principal executive offices including Zip Code)

(813) 630-5826

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2013, M. Ali Rashid and Thomas M. White tendered their resignations as directors of Quality Distribution, Inc. (the “Company”), which resignations are conditioned upon the sale of shares of common stock of the Company by affiliated entities of Apollo Management, L.P. (“Apollo”). Mr. Rashid is a Senior Partner and Mr. White is an Operating Partner of Apollo. The resignations of Mr. Rashid and Mr. White were not a result of a disagreement regarding the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALITY DISTRIBUTION, INC.
(Registrant)

Dated: August 9, 2013	By:	/s/ John T. Wilson
	Name:	John T. Wilson
	Title:	Senior Vice President, General Counsel and Secretary

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